FIXED INCOME FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

FIXED INCOME FUNDS

SUPPLEMENT DATED JANUARY 2, 2013 TO

PROSPECTUS DATED JULY 31, 2012

1.	The following replaces the paragraph under MANAGEMENT – Investment Adviser and Portfolio Managers of the Tax-Advantaged Ultra-Short Fixed Income Fund on page 24 of the Prospectus:

Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Tax-Advantaged Ultra-Short Fixed Income Fund. Patrick D. Quinn, Vice President of Northern Trust Investments, Inc., and Jason R. Gookin, Second Vice President of Northern Trust Investments, Inc., have been managers of the Fund since May 2009 and January 2013, respectively.

2.	The following replaces the seventh paragraph under FUND MANAGEMENT on page 37 of the Prospectus:

The managers for the Tax-Advantaged Ultra-Short Fixed Income Fund are Patrick D. Quinn and Jason R. Gookin. Mr. Quinn is a Vice President of Northern Trust Investments, Inc. and has been manager of the Fund since May 2009. Mr. Quinn is also a Senior Portfolio Manager in the Ultra-Short Fixed Income Group, which he joined in 2001. Prior to joining the Ultra-Short Fixed Income Group, Mr. Quinn was the Portfolio Manager of the Northern Collective Short Term Investment Fund since 1997. Mr. Gookin is a Second Vice President of Northern Trust Investments, Inc. and has been manager of the Fund since January 2013. Mr. Gookin joined Northern Trust Investments, Inc. in 2006 and is the principal trader for municipal securities for the Ultra-Short Fixed Income Group.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	FIX SPT (01/13)

NORTHERN FUNDS PROSPECTUS

NORTHERN FUNDS

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

Supplement dated January 2, 2013 to Statement of Additional Information dated July 31, 2012

1.	The disclosure as to the portfolio managers of the Tax-Advantaged Ultra-Short Fixed Income Fund in the table under the section entitled “PORTFOLIO MANAGERS” beginning on page 88 of the SAI is replaced with the following disclosure:

Fund	Portfolio Manager(s)
Tax-Advantaged Ultra-Short Fixed Income Fund	Patrick D. Quinn and Jason R. Gookin

2.	The following disclosure is added under the section entitled “PORTFOLIO MANAGERS—Accounts Managed by the Portfolio Managers” beginning on page 89 of the SAI:

The table below discloses the accounts within each type of category listed below for which Jason R. Gookin was jointly and primarily responsible for day-to-day portfolio management as of November 30, 2012.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	0	$0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

3.	The following disclosure, as of November 30, 2012, is added under the section entitled “PORTFOLIO MANAGERS—Disclosure of Securities Ownership” beginning on page 97 of the SAI:

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Jason R. Gookin	Tax-Advantaged Ultra-Short Fixed Income Fund	$0

4.	Effective December 31, 2012, Carol Sullivan is no longer a portfolio manager of the Tax-Advantaged Ultra-Short Fixed Income Fund. All references to Ms. Sullivan as a portfolio manager of the Tax-Advantaged Ultra-Short Fixed Income Fund in the Statement of Additional Information are hereby deleted.